Oppenheimer Capital Appreciation Fund	Oppenheimer Global Real Estate Fund
Oppenheimer Capital Income Fund	Oppenheimer Global Strategic Income Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Global Value Fund
Oppenheimer Core Bond Fund	Oppenheimer International Bond Fund
Oppenheimer Corporate Bond Fund	Oppenheimer International Diversified Fund
Oppenheimer Discovery Fund	Oppenheimer International Growth Fund
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer International Small Company Fund
Oppenheimer Diversified Alternatives Fund	Oppenheimer Main Street Select Fund®
Oppenheimer Dividend Opportunity Fund	Oppenheimer Main Street Small Cap Fund®
Oppenheimer Emerging Markets Innovators Fund	Oppenheimer Portfolio Series Active Allocation Fund
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Portfolio Series Conservative Investor Fund
Oppenheimer Equity Fund	Oppenheimer Portfolio Series Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Portfolio Series Moderate Investor Fund
Oppenheimer Global High Yield Fund	Oppenheimer Real Estate Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Value Fund
Oppenheimer Global Opportunities Fund

Supplement dated October 30, 2014 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of each of the above referenced funds (each a "Fund") and is in addition to any other supplements.

Effective January 1, 2015:

1.	The following is added to the section titled “Reduced Class A Sales Charges” in each Fund’s prospectus:

Class A Purchases at Net Asset Value. Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers.

2.	The section titled “Class A Contingent Deferred Sales Charge” in each Fund’s Prospectus is deleted in its entirety and replaced by the following:

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 0.75% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans) plus advances the service fee for those purchases. The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

3.	The third bullet point in the section titled “About Class Y Shares” in each Fund’s Prospectus and the section titled “Class Y Share Availability” in each Fund’s SAI is deleted in its entirety and replaced by the following:

•	Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, subject to the requirement to receive Fund documents electronically through eDocs Direct.

4.	The section titled “Service Plan for Class A Shares” in each Fund’s Prospectus is deleted in its entirety and replaced by the following:

Service Plan for Class A Shares. The Fund has adopted a service plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally pays intermediaries the service fee in advance for the first year after shares are purchased and then pays that fee periodically. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

5.	The second paragraph under the list of funds in the section titled “Trustees and Officers of the Fund” in each Fund’s SAI is deleted in its entirety and replaced with the following:

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares. Such purchases of Class A shares or Class Y shares are subject to the requirement to receive Fund documents electronically through eDocs Direct.

6.	The first paragraph in the section titled “Class A Service Plan” in each Fund’s SAI is deleted in its entirety and replaced by the following:

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally makes payments to recipients in advance for the first year after shares are purchased and then makes payments periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or its customers.

7.	The first paragraph in the section titled “Class A Sales Charges Reductions and Waivers” in each Fund’s SAI is deleted in its entirety and replaced by the following:

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses, or when a financial intermediary has entered into an agreement with the Distributor and has been approved by the Distributor to offer shares to self-directed brokerage accounts that may or may not charge transaction fees to customers. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

8.	The second bullet point under Section II.A of the Appendix A to each Fund’s SAI is deleted in its entirety and replaced by the following:

•	Subject to the requirement to receive Fund documents electronically though eDocs Direct, purchases by present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

9.	The following is added to the section titled “II.A Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.” in the Appendix A to each Fund’s SAI:

•	Purchases made by clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers.

October 30, 2014	PS0000.122